Exhibit 99.2

[LOGO]

Jay Debertin President & CEO 2

CONFIDENCE 3

15 LONG-TERM FOCUS

2018 Priorities: Strengthen and Grow Strengthen Relationships Sharpen Operational Excellence RESTORE Financial Flexibility

20 ENERGY AGRONOMY GLOBAL GRAIN PROCESSING

26 PLEASURE AND RESPONSIBILITY OF FARMING FEEDING THE WORLD INSPIRES US WORTHWHILE ENDEAVOR.

[LOGO]

[LOGO]

DPAD TAX DEDUCTION 32

TRADE AND TARIFFS 34

42 WHAT’S AHEAD?

© 2018 CHS Inc. 45 2019 Priorities: Transforming for Success ENHANCE OWNER EXPERIENCE EQUIP OUR EMPLOYEES GROW ENTERPRISE BUSINESS

[LOGO]

[LOGO]

[LOGO]

[LOGO]

59 2019 Priorities: Transforming for Success ENHANCE OWNER EXPERIENCE EQUIP OUR EMPLOYEES GROW ENTERPRISE BUSINESS

© 2018 CHS Inc. Internal 61

Refining and Processing Global Market Access Infrastructure Production 65 CHS Supply Chain

ADD VALUE 78

YOUR FIRST CHOICE 79

FOCUSED ON THE FUTURE 80

© 2018 CHS Inc. 81 2019 Priorities: Transforming for Success ENHANCE OWNER EXPERIENCE EQUIP OUR EMPLOYEES GROW ENTERPRISE BUSINESS

92 PHOTOS - Being part of the cooperative system reminds us each day that we’re stronger and better when we work together

CHS BETTER TOGETHER 93

[LOGO]

# FOCUSED

2018 CHS ANNUAL MEETING

FOCUSED

2018 CHS ANNUAL MEETING

# Jay Debertin

President & CEO

# CONFIDENCE

















Grain Handler
KLiM


CHS













# LONG-TERM FOCUS


Cass
가슴


CHS



# 2018 Priorities: Strengthen and Grow

STRENGTHEN RELATIONSHIPS

SHARPEN OPERATIONAL EXCELLENCE

RESTORE FINANCIAL FLEXIBILITY

ENERGY

AGRONOMY

GLOBAL GRAIN

PROCESSING



CHS

FOCUSED






DeLaval


REFINERIES
STORAGE, TRANSPORT & TERMINALS
GLOBAL MARKET ACCESS
PRODUCTION
EXIT


CHS
I very much appreciated your comments about why you go to work everyday. As a dairy farmer who enjoys the pleasure and responsibility of farming with several of our children the fact that we use our small portion of the Earth to responsibly and honorably feed the world, inspires and motivates us during difficult times. It is a worth while endeavor.
Thanks

“

...PLEASURE AND RESPONSIBILITY OF FARMING...

FEEDING THE WORLD...

...WORTHWHILE ENDEAVOR...

INSPIRES US...

”


CHS
NEVER SLOW DOWN
CHS
FOCUSED



CHS

FOCUSED









# DPAD

## TAX DEDUCTION



# TRADE AND TARIFFS



Caught Between Trump's Tariffs And Tax Changes, Soybean Farmers Face Uncertain Future
October 26, 2018 · 4:54 AM ET
DOWNLOAD
EMBED
TRANSCRIPT
1 / 1 The current trade war with China has taken its toll on America's farmers.
TNS file photo/Smart Ag
AGRICULTURE
Trump's policies are hitting family farmers hard
BY FRANCO ORDONEZ/MCCLATCHY WASHINGTON BUREAU (TNS) · NOV 1, 2018 AT 4:00 PM
She's a Democrat who hates President Donald Trump's tariffs. He's a
Their Soybeans Piling Up, Farmers Hope Trade War Ends Before Beans Rot
North Dakota's soybean crops are flourishing. But China has stopped buying.






2018
CHS









# WHAT’S AHEAD?




CHS

# 2019 Priorities: Transforming for Success

**ENHANCE OWNER EXPERIENCE**

**GROW ENTERPRISE BUSINESS**

**EQUIP OUR EMPLOYEES**


CHS
FOCUSED



CHS

FOCUSED



CHS

FOCUSED








CHS






Consumers
ducing the first centralized data system that truly
you in the driver's seat.
farm planning and management tool from CHS seamlessly pulls together data
machinery, apps, sampling, scouting, weather and endless other sources into
with a single login. Having one system collect, organize and analyze all relevant
easier than ever for you to make smart decisions and plans. You can work
your agronomist and retailer, or share information remotely in real time
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contact your CHS agronomist or CHS YieldPoint® specialist.
AGELLUM
activating data
To learn more, visit www.agellum.com
AGELLUM™
activating data


NDVI
Field
Soil Sampling Test
Demo Bros
South Farm
Event
Soil Sampling Test -

F·O·C·U·S·E·D





# 2019 Priorities: Transforming for Success

ENHANCE OWNER EXPERIENCE

GROW ENTERPRISE BUSINESS

EQUIP OUR EMPLOYEES










CRARY





## Refining and Processing



## Infrastructure



## Global Market Access



## Production


N-P-K

# CHS Supply Chain


CHS




STOP
STOP BEFORE ENTERING BAY
STOP
STOP BEFORE ENTERING BAY
055608
1993
CHS
CHS


NuStar
NuStar Pipeline Operating Partnership, LP
COUNCIL BLUFFS TERMINAL
825 TANK FARM ROAD COUNCIL BLUFFS, IA
LOCAL INQUIRIES 402-616-1236
IN CASE OF EMERGENCY CALL 800-759-0033


143106
Jim
CHS






163163
CHS




GUEST



Figure 3. Stocks of Distillate Fuel Oil by PAD District,January 2017 to Present
U.S. Total Distillate Fuel Oil Stocks
PADD 1 Total Distillate Fuel Oil Stocks
PADD 2 Total Distillate Fuel Oil Stocks
PADD 3 Total Distillate Fuel Oil Stocks


JOHN DEERE

# ADD VALUE

# YOUR FIRST CHOICE

# FOCUSED ON THE FUTURE

# 2019 Priorities: Transforming for Success

| ENHANCE OWNER EXPERIENCE | GROW ENTERPRISE BUSINESS | EQUIP OUR EMPLOYEES |
|---|---|---|


CHS


Women in Agribusiness
...it's not just for women
CHS


GUEST
GUEST






CHS







River Ra
oola






CHS

# CHS BETTER TOGETHER



